                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934




        Date of Report (Date of Earliest Event Reported) October 4, 2002
                                                         ---------------


Commission      Registrant, State of Incorporation, Address      I.R.S. Employer
File Number          of Principal Executive Offices and              Number
                                 Telephone Number

  1-8788        SIERRA PACIFIC RESOURCES                           88-0198358
                P.O. Box 10100 (6100 Neil Road)
                Reno, Nevada 89520-0400 (89511)
                (775) 834-4011

  1-4698        NEVADA POWER COMPANY                               88-0045330
                6226 West Sahara Avenue
                Las Vegas, Nevada 89146
                (702) 367-5000

                                      None
          ------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 5.  Other Events
---------------------

     In connection with a private placement of long-term debt, Nevada Power Company (the "Company"), a wholly-owned subsidiary of Sierra Pacific Resources ("Resources"), has prepared an Offering Memorandum for distribution to the potential purchasers. The long-term debt issued in the private placement will not be registered under the Securities Act of 1933, as amended, and will not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Excerpts from this Offering Memorandum containing updated financial and other information regarding the Company and Resources are attached as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits
-----------------------------------------

         (a)  Financial Statements of Businesses Acquired

              Not required

         (b)  Pro forma financial information

              Not required

         (c)  Exhibits

              99.1 Excerpts from Offering Memorandum


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                           Sierra Pacific Resources
                                           ------------------------
                                           (Registrant)


Date: October 4, 2002                      By: /s/ Richard K. Atkinson
                                               -------------------------
                                               Richard K. Atkinson
                                               Vice President, Investor
                                               Relations and Treasurer

                                           Nevada Power Company
                                           --------------------
                                           (Registrant)



Date: October 4, 2002                      By: /s/ Richard K. Atkinson
                                               -------------------------
                                               Richard K. Atkinson
                                               Vice President, Investor
                                               Relations and Treasurer



                                       3

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                                  Exhibit Index
                                  -------------


Exhibit   99.1 - Excerpts from Offering Memorandum

                                       4